UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Departure of Chief Executive Officer and Director

On January 10, 2022, Adam Contos, the Chief Executive Officer of RE/MAX Holdings, Inc. (the “Company”), reached an understanding with the Board of Directors (the “Board”) of the Company regarding his decision to leave the Company in order to spend more time with his family and to pursue new entrepreneurial endeavors. The Company and Mr. Contos entered into an Executive Separation and Release Agreement (the “Separation Agreement”) in order to, among other things, provide for a transition period with the appointment of a new Chief Executive Officer. Pursuant to the Separation Agreement, Mr. Contos will cease serving as the Chief Executive Officer and as a member of the Company’s Board effective March 31, 2022. Mr. Contos’s resignation is not because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Pursuant to the Separation Agreement, Mr. Contos will receive 24 months of his annual base salary, which shall be paid in the form of salary continuation beginning in April 2022, 24 months of continued employee benefits from the Company, a 2021 performance bonus based on the Company’s achievement of financial metrics and strategic goals in accordance with the Company’s short-term incentive plan for executive officers, and a pro-rated 2022 bonus at the target level. In addition, 30,893 of his unvested performance restricted stock units will vest on March 31, 2022, at which time his remaining performance and time-based restricted stock units will be forfeited. Mr. Contos will receive certain other benefits as set forth in the Separation Agreement.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified it its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Appointment of Chief Executive Officer on Interim Basis

The Company’s Board has appointed Board member Stephen Joyce to become Chief Executive Officer on an interim basis upon Mr. Contos’ departure and to serve as Co-Chief Executive Officer with Mr. Contos during an anticipated one-month time period from March 1, 2022 to March 31, 2022, to allow for an orderly transition of responsibilities. The Company expects to form a Chief Executive Officer search committee of Board members to identify a permanent Chief Executive Officer replacement and plans to retain an executive search firm to assist with the process, which will include evaluating internal and external candidates for the Chief Executive Officer role.

The Board has determined that Mr. Joyce is no longer independent as a result of his appointment as Chief Executive Officer, and therefore, he has resigned from the Compensation and Nominating and Corporate Governance Committees of the Board. As a result, the Board plans to commence a selection process to add one additional independent Board director who would fill the seat vacated by Mr. Contos. The Company is committed to a corporate governance program that ensures that its Board has the right people and practices to effectively create stockholder value while considering the interests of all of its stakeholders.

Mr. Joyce, 61, is a seasoned executive with proven experience successfully leading global franchise operations, including Dine Brands Global, the franchisor of IHOP and Applebee’s Grill + Bar, where he was previously Chief Executive Officer and Board member. Prior to Dine Brands Global, Mr. Joyce served as President and Chief Executive Officer of Choice Hotels International, where he reinvigorated and grew its hotel brands, expanding them from nine to 13 brands, and grew Choice Hotels internationally to more than 6,700 hotels in over 45 countries. Earlier in his career, Mr. Joyce spent over 25 years with Marriott International, Inc., the world’s largest hotel company, where he created the first franchise program and helped build a network of more than 2,500 franchised hotels. Mr. Joyce also serves on the Board of Directors of Hospitality Investors Trust, Inc. and on the Board of Directors of Cooperative for Assistance and Relief Everywhere, Inc. (CARE).

The Company has entered into an Interim Executive Agreement with Mr. Joyce which provides for a signing bonus of $100,000 in March 2022, and a monthly salary of $100,000 per month starting in March 2022 for the duration of his tenure as Co-Chief Executive Officer and after March 31, 2022, as Chief Executive Officer, with a six-month minimum. In addition, Mr. Joyce will receive a one-time option award with an aggregate grant date fair value of $1,000,000, vesting in 10 equal monthly installments beginning on March 31, 2022, subject to Mr. Joyce’s continued service as Chief Executive Officer, with a six-month minimum. The Company anticipates that Mr. Joyce will remain on the Board during the time that he serves as Chief Executive Officer; however, Mr. Joyce will not receive incremental compensation for his service on the Board during such time. Mr. Joyce will receive certain other benefits as set forth in the Interim Executive Agreement.

The foregoing summary of the Interim Executive Agreement does not purport to be complete and is qualified it its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.2 and incorporated herein by reference.

There are no related party transactions between Mr. Joyce and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Mr. Joyce and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company

Approval and Adoption of Named Executive Officers’ Reward and Retention Bonus Program

Also on January 10, 2022, the Compensation Committee of the Board (the “Committee”) approved and adopted Reward and Retention Bonus Agreements (the “Reward and Retention Agreements”), which provide for a special payment of cash awards to certain of the Company’s Named Executive Officers: Karri R. Callahan, the Company’s Chief Financial Officer; Nicholas R. Bailey, President and Chief Executive Officer of RE/MAX; Serene M. Smith, the Company’s Chief Operating Officer and Chief of Staff; and Ward M. Morrison, President and Chief Executive Officer of Motto Mortgage and wemlo. The Committee adopted the Reward and Retention Agreements to recognize these executives’ outsized contributions to the Company’s strategic goals in 2021, including the substantial effort dedicated to successfully completing the acquisition of RE/MAX INTEGRA’s North American business and the integration of the Gadberry Group and wemlo acquisitions which drove sustainable and meaningful revenue and earnings growth for the Company. In addition, the Reward and Retention Agreements are structured to encourage retention of the Company’s management team given the transition of the Company’s Chief Executive Officer and amidst the highly competitive market for talent, both within the real estate and mortgage industries and, more generally, for seasoned top leadership with the specific expertise possessed by these Named Executive Officers. Additionally, the Reward and Retention Agreements are in recognition of excellent leadership throughout the pandemic, which laid the groundwork for 2021’s record results.

Under the Reward and Retention Agreements, certain of the Company’s Named Executive Officers were granted special cash bonus awards in the following amounts: $308,000 for Ms. Callahan; $312,000 for Mr. Bailey; $288,000 for Ms. Smith; and $280,000 for Mr. Morrison. An initial payment in the amount of 75% of these cash awards will be made to each executive on January 15, 2022. The remaining 25% of these cash awards will be payable on September 30, 2022. The awards also require the grantees to agree to certain restrictive covenants, including non-competition, non-solicitation, non-disparagement, and confidentiality provisions. The awards are subject to repayment provisions in favor of the Company, at the discretion of the Committee, tied to continued service through September 30, 2022, and adherence with the restrictive covenants through December 31, 2022, as set forth in the Reward and Retention Agreements. The foregoing description of the Reward and Retention Agreements is qualified in its entirety by reference to the form of Reward and Retention Agreement, which is filed hereto as Exhibit 10.3 and incorporated herein by reference.

Executive Officer Title Changes

RE/MAX President Nick Bailey has been named as President and Chief Executive Officer of RE/MAX and will continue to lead all aspects of the RE/MAX brand and business globally. Additionally, Motto President Ward Morrison has been named as President and Chief Executive Officer of Motto Mortgage and wemlo and will continue to lead all aspects of the Company’s mortgage operations. Both title changes were effective as of January 10, 2022.

Item 7.01. Regulation FD Disclosure. *

$100 Million Share Repurchase Program

On January 11, 2022, the Company issued a press release announcing that its Board of Directors has authorized a common stock repurchase program of up to $100 million and announcing the Chief Executive Officer transition discussed in Item 5.02 and the title changes for certain executive officers discussed in Item 5.02.

Share repurchases may be made from time to time through a variety of methods, including by means of open market or privately negotiated transactions, through Rule 10b5-1 trading plans, or in reliance on indirect purchases of common stock such as by using derivatives. The timing of repurchases and the actual number of shares repurchased will be subject to the discretion of the Company and may be based upon market conditions as well as other opportunities that the Company may have for the allocation of capital from time to time. The share repurchase program does not obligate the Company to purchase any particular amount of common stock. The share repurchase program has no expiration date and may be suspended or discontinued at any time.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Certain Operational Statistics

The Company is also providing the following update on its operational statistics as of December 31, 2021:

Operating Statistics as of December 31, 2021

(Compared to December 31, 2020)

▪	Total RE/MAX agent count increased 3.1% to 141,998 agents
▪	U.S. and Canada combined agent count increased 1.4% to 85,471 agents, led by 10.0% growth in Canada
▪	Total open Motto Mortgage franchises increased 32.6% to 187 offices[1]

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
10.1	Executive Separation and General Release Agreement**
10.2	Interim Executive Agreement
10.3	Form of RE/MAX Holdings, Inc. Reward and Retention Agreement
99.1	Press release issued on January 11, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL).

Footnotes:

*  The information contained in Items 7.01 and 9.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

** Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any omitted exhibits and schedules upon request by the SEC.

1Total open Motto Mortgage franchises includes only “bricks and mortar” offices with a unique physical address with rights granted by a full franchise agreement with Motto Franchising, LLC and excludes any “virtual” offices or “branchises”.

Forward-Looking Statements

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as "believe," "intend," "expect," "estimate," "plan," "outlook," "project," "anticipate," "may," "will," "would" and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters.

Forward-looking statements include statements related to: the Company’s expectations related to its share repurchase program including any implications about the timing or amount of purchases to be made in connection with the program, statements regarding the Company’s capital allocation and return of capital to shareholders, expectations concerning the benefits of the acquisition of the North American operations of RE/MAX INTEGRA, statements regarding the integration of the Gadberry Group and wemlo acquisitions, the Company’s anticipated growth and its generation of free cash flow, statements related to the transition of the Company’s Chief Executive Officer, including the appointment and service of a Chief Executive Officer on an interim basis and the time that Mr. Contos will continue to serve as Chief Executive Officer, the Company’s search for a new Board member, the Company’s Reward and Retention Agreements and the benefits expected from such arrangements including with respect to providing retention and other incentives to the executives receiving the benefits of such arrangements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) the global COVID-19 pandemic, which continues to pose significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees and employees, as well as home buyers and sellers, (2) changes in the real estate market or interest rates and availability of financing, (3) changes in business and economic activity in general, (4) the Company’s ability to attract and retain quality franchisees and the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company’s ability to enhance, market, and protect its brands, including the RE/MAX and Motto Mortgage brands, (7) the Company’s ability to implement its technology initiatives, (8) fluctuations in foreign currency exchange rates, (9) risks and uncertainties related to the share repurchase program including the timing, amount and the price at which any share repurchases might be made in connection with the program, (10) uncertainties concerning the Company’s ability to continue to generate free cash flow, (11) uncertainties regarding the returns to be achieved and benefits to shareholders from different allocations of capital and the Company’s decisions and expectations around expenditure of capital towards the share repurchase program versus other priorities, (12) the exact details and timing of events related to the Chief Executive Officer transition including the timing and duration of the Co-Chief Executive Officer period and (13) those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remaxholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: January 11, 2022	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer